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                                                                  EXHIBIT (I)(2)

                               CONSENT OF COUNSEL

     I consent to the incorporation by reference in this Post-Effective Amendment No. 84 to the Registration Statement of Eaton Vance Mutual Funds Trust (1933 Act File No. 02-90946) of my opinion dated June 26, 2002, which was filed as Exhibit (i) to Post-Effective Amendment No. 83.


                                                 /s/ Maureen M. Gemma
                                                 --------------------
                                                 Maureen M. Gemma, Esq.


September 13, 2002
Boston, Massachusetts